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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                          Reported): September 28, 2000


RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as depositor under a Trust Agreement, dated as of September 28, 2000, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of GMACM Home Loan-Backed Term Notes, Series 2000-CL1)


                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                     333-42510           41-1955181
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(State or Other Jurisdiction         (Commission           (I.R.S. Employer
     of Incorporation)                File Number)          Identification No.)


        8400 Normandale Lake Boulevard, Suite 600, Minneapolis, MN 55437
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (952) 832-7000

          (Former name or former address, if changed since last report)

                         Exhibit Index located on Page 4
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Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

4.1 Servicing Agreement dated as of September 28, 2000 among GMAC Mortgage Corporation, as servicer, the GMACM Home Loan Trust 2000-CL1, as issuer, and Wells Fargo Bank Minnesota, N.A., as indenture trustee.

4.2 Trust Agreement dated as of September 28, 2000 between Residential Asset Mortgage Products, Inc., as depositor, and Wilmington Trust Company, as owner trustee.

4.3 Indenture dated as of September 28, 2000 between the GMACM Home Loan Trust 2000-CL1, as issuer, and Wells Fargo Bank Minnesota, N.A., as indenture trustee.

10.1 Home Loan Purchase Agreement dated as of September 28, 2000 among GMAC Mortgage Corporation, as seller, Walnut Grove Home Equity Loan Trust 2000-A, as seller, Residential Asset Mortgage Products, Inc., as purchaser, GMACM Home Loan Trust 2000-CL1, as issuer, and Wells Fargo Bank Minnesota, N.A., as indenture trustee.

10.2 Certificate Guaranty Insurance Policy, together with the Endorsement, issued by Ambac Assurance Corporation relating to GMACM Home Loan-Backed Term Notes, Series 2000-CL1.





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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RESIDENTIAL ASSET MORTGAGE
                                            PRODUCTS, INC.



                                            By:   /s/ Patricia C. Taylor
                                                      Patricia C. Taylor
                                                       Vice President


Dated:  September 28, 2000


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Exhibit Index


Exhibit Number               Description


  4.1   Servicing  Agreement  dated as of  September
        28, 2000 among GMAC Mortgage Corporation, as
        servicer,   the  GMACM   Home   Loan   Trust
        2000-CL1,  as issuer,  and Wells  Fargo Bank
        Minnesota, N.A., as indenture trustee.

 4.2    Trust Agreement dated as of September 28, 2000 between
        Residential Asset Mortgage Products, Inc., as depositor, and Wilmington Trust Company, as owner trustee.

 4.3 Indenture dated as of September 28, 2000 between the GMACM Home Loan Trust 2000-CL1, as issuer, and Wells Fargo Bank
        Minnesota, N.A., as indenture trustee.

 10.1   Home  Loan  Purchase  Agreement  dated as of
        September   28,  2000  among  GMAC  Mortgage
        Corporation,  as seller,  Walnut  Grove Home
        Equity   Loan  Trust   2000-A,   as  seller,
        Residential Asset Mortgage  Products,  Inc.,
        as   purchaser,   GMACM   Home  Loan   Trust
        2000-CL1,  as issuer,  and Wells  Fargo Bank
        Minnesota, N.A., as indenture trustee.

 10.2   Certificate   Guaranty   Insurance   Policy,
        together  with the  Endorsement,  issued  by
        Ambac  Assurance   Corporation  relating  to
        GMACM Home  Loan-Backed  Term Notes,  Series
        2000-CL1.



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